CPB-SUMSUP-1&2 043015

Summary Prospectus Supplement dated April 30, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Core Plus Bond Fund

The following information replaces in its entirety the information appearing in the tenth paragraph under the heading “Principal Investment Strategies of the Fund” in the summary prospectus:

“The Fund can use options, including currency options, to seek alpha (return on investments in excess of the benchmark index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk; and options on bond or rate futures to manage interest rate exposure.”

The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Matthew Brill	Portfolio Manager	2015
Chuck Burge	Portfolio Manager	2009
Darren Hughes	Portfolio Manager	2012
Michael Hyman	Portfolio Manager	2013
Joseph Portera	Portfolio Manager	2013
Rashique Rahman	Portfolio Manager	2015
Scott Roberts	Portfolio Manager	2012
Robert Waldner	Portfolio Manager	2013”

CPB-SUMSUP-1&2 043015